FPA NEW INCOME, INC.
SUPPLEMENT DATED APRIL 6, 2009 TO PROSPECTUS DATED JANUARY 28, 2009

THE SECTION "PORTFOLIO MANAGERS" IS SUPPLEMENTED AS FOLLOWS:

Robert L. Rodriguez and Thomas H. Atteberry are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Rodriguez has announced that he will take a one-year sabbatical beginning in January 2010. For the remainder of 2009, Mr. Rodriguez will maintain all of his current duties in managing the Fund and with the Adviser. Beginning in 2010, Mr. Atteberry will assume the lead management role for the Fund. Upon his return in 2011, Mr. Rodriguez will be a portfolio manager on the Fund's management team and resume his role on the management committee of the Adviser.

Mr. Rodriguez has been the Chief Investment Officer of the Fund for over 24 years, and its President and Director for more than the past five years. He has served as the Chief Executive Officer of the Adviser since October 2006, and also serves as Director, President and Chief Investment Officer of FPA Capital Fund, Inc., a registered open-end investment company managed by the Adviser. Mr. Atteberry has been Vice President and Portfolio Manager of the Fund since November 2004, and Partner of the Adviser since October 2006. Messrs. Rodriguez and Atteberry are assisted in the management of the Fund by Steven R. Geist, Partner of the Adviser, Julian W. H. Mann, Vice President of the Adviser and Steven T. Romick, Partner of the Adviser.

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